CERTIFICATION OF
CHIEF EXECUTIVE OFFICER ANDCHIEF FINANCIAL OFFICER
PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Halton Martin, Chief Executive Officer and Chief Financial Officer, certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of Caribbean American Health Resorts Inc.

2.   Based on my knowledge, this quarterly report does not contain any untrue statementof a material fact or omit to state a material fact necessary to make thestatements made, in light of the circumstances under which such statements weremade, not misleading with respect to the period covered by this quarterly report;

3.   Based on my knowledge, the financial statements, and other financial informationincluded in this quarterly report, fairly present in all material respects thefinancial condition, results of operations and cash flows of the registrant as of,and for, the periods presented in this quarterly report;

 4.  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (asdefined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant andhave:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure thatmaterial information relating to the registrant, including its consolidatedsubsidiaries, is made known to us by others within those entities,particularly during the period in which this quarterly report is beingprepared;

b)   designed such internal control over financial reporting, or caused suchinternal control over financial reporting to be designed under mysupervision, to provide reasonable assurance regarding the reliability offinancial reporting and the preparation of financial statements for externalpurposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controlsand procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as on the end of theperiod covered by this report based on such evaluation; and

d)   disclosed in this report any change in the registrant’s internal control overfinancial reporting that occurred during the registrant’s most recent fiscalquarter that has materially affected, or is reasonably likely to materiallyeffect, the registrant’s internal control over financial reporting; and

5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee ofregistrant's of internal control over financial reporting board of directors (orpersons performing the equivalent functions):

a)   all significant deficiencies and material weaknesses in the design oroperation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,summarize and report financial information; and

b)   any fraud, whether or not material, that involves management or otheremployees who have a significant role in the registrant's internalcontrols

Dated: November 28, 2007

/s/  Halton Martin
Halton Martin
Chief Executive Officer
Chief Financial Officer